                                                                EXECUTION COPY

------------------------------------------------------------------------------
------------------------------------------------------------------------------




                            SUPPLEMENTAL INDENTURE

                          Dated as of June 12, 1996

                                       to

                                    INDENTURE

                         Dated as of December 28, 1995

                                    between

                OLYMPIC AUTOMOBILES RECEIVABLES WAREHOUSE TRUST
                                    Issuer

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                    Trustee

                                      and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             Administrative Agent




------------------------------------------------------------------------------
------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----


                                   ARTICLE I

                                  DEFINITIONS


                                  ARTICLE II

                            SUPPLEMENTAL INDENTURE

      SECTION 2.1.      Amendment to Section 2.02 of the Indenture.........  1
      SECTION 2.2.      Amendment to Section 2.03 of the Indenture.........  2
      SECTION 2.3.      Amendment to Section 2.07 of the Indenture.........  2
      SECTION 2.4.      Amendment to Section 3.18 of the Indenture.........  2
      SECTION 2.5.      Amendment to Section 5.03 of the Indenture.........  2
      SECTION 2.6.      Amendment to Section 5.05 of the Indenture.........  2
      SECTION 2.7.      Amendment to Section 5.09 of the Indenture.........  2
      SECTION 2.8.      Amendment to Section 7.01 of the Indenture.........  3
      SECTION 2.9.      Amendment to Section 9.01 of the Indenture.........  3
      SECTION 2.10.     Amendment to Section 11.01 of the Indenture........  3
      SECTION 2.11.     Amendment to Section 11.04 of the Indenture........  3
      SECTION 2.12.     Amendment to Section 11.15 of the Indenture........  3
      SECTION 2.13.     Amendment to Section 11.18 of the Indenture........  3


                                  ARTICLE III

                                 MISCELLANEOUS

      SECTION 3.1.      Counterparts.......................................  3
      SECTION 3.2.      Governing Law; Entire Agreement....................  3
      SECTION 3.3.      Headings...........................................  4
      SECTION 3.4.      Effectiveness of Supplemental Indenture............  4
      SECTION 3.5.      Effect of Supplemental Indenture...................  4
      SECTION 3.6.      Indenture in Full Force and Effect
                           as Supplemented.................................  4

      SUPPLEMENTAL INDENTURE dated as of June 12, 1996 (the "SUPPLEMENTAL INDENTURE") to INDENTURE dated as of December 28, 1995 (the "INDENTURE"), between Olympic Automobile Receivables Warehouse Trust, a Delaware business trust (the "ISSUER") and Norwest Bank Minnesota, National Association, a national banking association, in its capacities as trustee ("the "TRUSTEE") and not in its individual capacity.

      WHEREAS, the Issuer and the Trustee have entered into the Indenture;

      WHEREAS, pursuant to Section 9.01(b) of the Indenture, the Issuer and the Trustee desire to enter into this Supplemental Indenture;

      WHEREAS, the Issuer has executed and delivered to the Trustee pursuant to
Section 9.01(b) of the Indenture an Issuer Order, authorizing this Supplemental Indenture;

      WHEREAS, each of JPMD and a Note Majority has consented to the execution of this Supplemental Indenture as required by Section 9.01(b) of the Indenture;

      WHEREAS, it is the intent of the parties that this Supplemental Indenture be effective as of the date set forth above (the "EFFECTIVENESS DATE");

      NOW, THEREFORE, the parties to this Supplemental Indenture hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Indenture.


                                  ARTICLE II

                            SUPPLEMENTAL INDENTURE

      SECTION 2.1. AMENDMENT TO SECTION 2.02 OF THE INDENTURE. The third paragraph of Section 2.02 of the Indenture is hereby amended by deleting the reference to the amount "$200,000,000" and substituting therefor "$300,000,000."

      SECTION 2.2. AMENDMENT TO SECTION 2.03 OF THE INDENTURE. Section 2.03(a) of the Indenture is hereby amended by deleting the reference to the amount "$19,800,000" and substituting therefor "$29,700,000."

      SECTION 2.3.  AMENDMENT TO SECTION 2.07 OF THE INDENTURE.  Section
2.07(b) of the Indenture is hereby amended by deleting the words "so long as the Controlling Party has declared the Notes to be immediately due and payable in the manner provided in Section 5.02."

      SECTION 2.4. AMENDMENT TO SECTION 3.18 OF THE INDENTURE. Section 3.18 of the Indenture is hereby amended by deleting the word "JPMD" and the comma which precedes it.

      SECTION 2.5.  AMENDMENT TO SECTION 5.03 OF THE INDENTURE.  Section
5.03(b) of the Indenture is hereby amended by deleting the words "for so long as the Trustee is not the Controlling Party."

      SECTION 2.6. AMENDMENT TO SECTION 5.05 OF THE INDENTURE. Section 5.05 of the Indenture is hereby amended to read in its entirety as follows:

      "SECTION 5.05.  OPTIONAL PRESERVATION OF THE RECEIVABLES.  If the
      Notes have become due and payable under Section 5.02 following an Event of Default, the Trustee may, but need not, unless otherwise directed by the Controlling Party, maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose".

      SECTION 2.7. AMENDMENT TO SECTION 5.09 OF THE INDENTURE. Section 5.09 of the Indenture is hereby amended to read in its entirety as follows:

      "SECTION 5.09 RESTORATION OF RIGHTS AND REMEDIES. If the Controlling Party or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Controlling Party or to such Noteholder, then and in every such case the Issuer, the Controlling Party and any such Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Controlling Party and any such Noteholder shall continue as though no such Proceeding had been instituted".

      SECTION 2.8. AMENDMENT TO SECTION 7.01 OF THE INDENTURE. Section 7.01 of the Indenture is hereby amended by deleting each reference to the words "the Controlling Party" and substituting therefor "JPMD."

      SECTION 2.9. AMENDMENT TO SECTION 9.01 OF THE INDENTURE. Section 9.01(b) of the Indenture is hereby amended by deleting the words "the Controlling Party" and substituting therefor "JPMD."

      SECTION 2.10.  AMENDMENT TO SECTION 11.01 OF THE INDENTURE.  Section
11.01 of the Indenture is hereby amended by deleting each reference to the words "the Controlling Party" and substituting therefor "JPMD."

      SECTION 2.11. AMENDMENT TO SECTION 11.04 OF THE INDENTURE. Section 11.04(c) of the Indenture is hereby amended by deleting the words "902 Market Street, Wilmington, Delaware 19801" and substituting therefor "500 Stanton Christiana Road, Newark, Delaware 19713-2107."

      SECTION 2.12.  AMENDMENT TO SECTION 11.15 OF THE INDENTURE.  Section
11.15 of the Indenture is hereby amended by deleting the words "the Controlling Party" and substituting therefor "JPMD."

      SECTION 2.13.  AMENDMENT TO SECTION 11.18 OF THE INDENTURE.  Section
11.18 of the Indenture is hereby amended by deleting the words "the Controlling Party" and substituting therefor "JPMD."


                                  ARTICLE III

                                 MISCELLANEOUS

      SECTION 3.1. COUNTERPARTS. This Supplemental Indenture may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Supplemental Indenture and the Indenture (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 3.3. HEADINGS. The various headings of this Supplemental Indenture are inserted for convenience only and shall not affect the meaning or interpretation of this Supplemental Indenture or any provisions hereof or thereof.

      SECTION 3.4. EFFECTIVENESS OF SUPPLEMENTAL INDENTURE. This Supplemental Indenture shall become effective when the Trustee shall have received (a) counterparts hereof executed on behalf of the Issuer and the Trustee, and evidencing the consent of JPMD,

(b) the consent of JPMD, on behalf of Delaware Funding Corporation, as sole Noteholder, to the terms of this Supplemental Indenture and (c) evidence of written notice to S&P and Moody's of this Supplemental Indenture. The Trustee shall be entitled to receive, as a condition to the effectiveness of this Supplemental Indenture, an Opinion of Counsel stating that this Supplemental Indenture does not adversely affect in any material respect the interests of any Noteholder.

      SECTION 3.5.  EFFECT OF SUPPLEMENTAL INDENTURE.  Pursuant to Section
9.04 of the Indenture, upon the execution of this Supplemental Indenture pursuant to the provisions of Article IX of the Indenture, the Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under the Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of this Supplemental Indenture shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

      SECTION 3.6.  INDENTURE IN FULL FORCE AND EFFECT AS SUPPLEMENTED.
Except as specifically stated herein, all of the terms and conditions of the Indenture shall remain in full force and effect. All references to the Indenture in any other document or instrument shall be deemed to mean the Indenture, as supplemented by this Supplemental Indenture. This Supplemental Indenture shall not constitute a novation of the Indenture, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Indenture, as supplemented by this Supplemental Indenture, as though the terms and obligations of the Indenture were set forth herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                              OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                              By    WILMINGTON TRUST COMPANY, not
                                    in its individual capacity but solely as Owner Trustee under the Trust Agreement



                              By:   __________________________________
                                    Name:
                                    Title:



                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee


                              By:   __________________________________
                                    Name:
                                    Title:



                              AGREED AND CONSENTED:

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK in its capacity as Administrative Agent for DFC, as sole Noteholder, and the purchasers under the DFC Asset Purchase Agreement and as agent for the banks under the Program Facility and as agent for the Investor Group


                              By:   __________________________________
                                    Name:
                                    Title: